FIRST AMENDMENT TO SENIOR SECURED CONVERTIBLE PROMISSORY NOTES

This Amendment to Senior Secured Convertible Promissory Notes, dated as of May 7, 2007 (this “Amendment”), is made with respect to the February 13, 2006 Senior Secured Convertible Note and Warrant Purchase Agreement by and among LaserLock Technologies, Inc., a Nevada corporation (“Borrower”), and the purchasers of Borrower’s Senior Secured Convertible Promissory Notes in the aggregate original principal amount of $800,000 party thereto (collectively, the “Lenders”), as the same may be amended, supplemented, modified or restated from time to time (as hereafter amended, supplemented or otherwise modified, the “Credit Agreement”). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

BACKGROUND:

WHEREAS, Borrower has requested that the Lenders extend the Maturity Date (as defined in the Notes issued to each Lender under the Credit Agreement) to August 31, 2008, and waive any payment defaults under the Credit Agreement or the other Financing Documents existing as a of the date hereof;

WHEREAS, in consideration of the foregoing, among other things, Borrower and the Lenders desire to increase the Interest Rate (as defined in the Notes issued to each Lender under the Credit Agreement) to 12% during such extended term of the Notes;

WHEREAS, under the provisions contained of the Notes, the Credit Agreement and the other Financing Documents, the Notes may be amended only with the written consent of the Company and the holders of a majority of the outstanding principal amount of the Notes; and

WHEREAS, the Company and the Lenders holding the requisite principal amount of Notes have executed and delivered this Amendment which shall amend all Notes outstanding as of the date hereof upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and benefits to be derived herefrom, it is hereby agreed between the undersigned Lenders and Borrower as follows:

1.  Amendment. The “Maturity Date” of each Note is hereby extended to August 31, 2008, and all references in any of the Financing Documents to the Maturity Date of the Notes are hereby amended accordingly. Each Note is hereby amended such that, during the period from the date that is twelve months after the date of each Note through the Maturity Date (as amended in accordance with the foregoing sentence), interest shall accrue on the unpaid balance of the principal amount of the Note from time to time at the rate of twelve percent (12.0%) per annum (computed in either event on the basis of a 360 day year and the actual number of days elapsed), and all references in any of the Financing Documents to the term “Interest Rate” are hereby amended accordingly.

2.  Waiver. In connection with the forgoing amendment, the undersigned Lenders hereby waive any payment defaults existing as of the date hereof under the Credit Agreement or the other Financing Documents.

3.  Ratification: Except as provided herein, all terms and conditions, representations and warranties, and other provisions of the Credit Agreement and of the other Financing Documents shall remain in full force and effect.

4.  Miscellaneous:

(a)  This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one agreement.

(b)  This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)  Any determination that any provision of this Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

(d)  Borrower shall execute and deliver to the Lenders whatever additional documents, instruments, and agreements that the Lenders may require in order to give effect to, and implement the terms and conditions of this Agreement.

IN WITNESS WHEREOF, the Borrower and the undersigned Lenders, constituting the Lenders holding at least a majority of the outstanding principal amount of the Notes, acting through their respective authorized officers (as applicable), have caused this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:

LASERLOCK TECHNOLOGIES, INC.,
a Nevada corporation

By: /s/ NORMAN GARDNER
Name: Norman Gardner
Title: President and Chief Executive Officer

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LASERLOCK TECHNOLOGIES, INC.
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LENDER:

ROBERT SCHACHTER TRUST

By:	/s/ DIANE SCHACHTER
Name: Diane Schachter
Title: Trustee

LASERLOCK TECHNOLOGIES, INC.
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LENDER:

PFK ACQUISITION GROUP II, LLC

By:	/s/ JAMES S. MADDEN
Name: James S. Madden
Title: Manager

LASERLOCK TECHNOLOGIES, INC.
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LENDER:

NOB HILL CAPITAL PARTNERS, LP

By:	/s/ STEPHEN R. MITTEL
Name: Stephen R. Mittel
Title: General Partner

LASERLOCK TECHNOLOGIES, INC.
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LENDER:

NOB HILL CAPITAL ASSOCIATES, LP

By:	/s/ STEPHEN R. MITTEL
Name: Stephen R. Mittel
Title: General Partner

LASERLOCK TECHNOLOGIES, INC.
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LENDER:

NICOLETTE CONSULTING GROUP LIMITED

By:	/s/ THOMAS A. NICOLETTE
Name: Thomas A. Nicolette
Title: President

LASERLOCK TECHNOLOGIES, INC.
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LENDER:

REAL PATH, INC.

By:	/s/ EUGENE RUPERT
Name: Eugene Rupert
Title: Executive Vice President

LASERLOCK TECHNOLOGIES, INC.
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LENDER:

/s/ HOWARD GOLDBERG
Howard Goldberg

LASERLOCK TECHNOLOGIES, INC.
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LENDER:

/s/ ALFRED F. BRACHER, III
Alfred F. Bracher, III

LASERLOCK TECHNOLOGIES, INC.
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LENDER:

GOLDBERG FAMILY TRUST, DATED 8/12/93

By:	/s/ HARVEY GOLDBERG
Name: Harvey Goldberg
Title: Trustee

LASERLOCK TECHNOLOGIES, INC.
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LENDER:

/s/ LAWRENCE CHIMERINE
Lawrence Chimerine